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                                  POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard A. Greenawalt, John A. Witham and James D. Atkinson III, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign a registration statement, and any and all amendments thereto, including post-effective amendments, on Form S-3 for the registration under the Securities Act of 1933 of subordinated notes of Arcadia Financial Ltd. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: July 29, 1998


/s/ Richard A. Greenawalt                         /s/ Scott H. Anderson
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Richard A. Greenawalt                             Scott H. Anderson


/s/ John A. Witham                                /s/ Robert J. Cresci
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John A. Witham                                    Robert J. Cresci


/s/ Brian S. Anderson                             /s/ James L. Davis
-----------------------------                     -----------------------------
Brian S. Anderson                                 James L. Davis


/s/ Warren Kantor                                 /s/ Robert A. Marshall
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Warren Kantor                                     Robert A. Marshall